Exhibit 4.3

SECOND AMENDMENT AND JOINDER TO CREDIT AND SECURITY AGREEMENT

This Second Amendment and Joinder to Credit and Security Agreement (this “Amendment”), dated as of July 23, 2013, is by and among SIFCO INDUSTRIES, INC. (“SIFCO”), SIFCO CUSTOM MACHINING COMPANY (“CMC”), SIFCO TURBINE COMPONENTS SERVICES LLC (“TCS”), T & W FORGE, LLC (F/K/A TWF ACQUISITION LLC) (“TWF”), QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC) (“QAF”, and together with SIFCO, CMC, TCS, and TWF, collectively, the “Existing Borrowers”), GENERAL ALUMINUM FORGINGS, LLC (the “New Borrower”) (the Existing Borrowers and the New Borrower, collectively, “Borrower”), FIFTH THIRD BANK, an Ohio banking corporation, as the Lender and the Issuer (“Lender”).

BACKGROUND

A. The Existing Borrowers and Lender entered into that certain Credit and Security Agreement dated as of December 10, 2010, as amended by that certain First Amendment and Joinder to Credit and Security Agreement dated as of October 28, 2011 (as may be amended, modified, extended, or restated from time to time, the “Agreement”), pursuant to which Lender extended certain financing arrangements to the Existing Borrowers.

B. The parties hereto have agreed to modify the terms and conditions of the Agreement as more fully set forth herein.

C. The New Borrower agrees that it will be a Borrower for all applicable purposes under the Agreement and shall have all of the obligations and benefits of a Borrower thereunder as if it had executed the Agreement.

D. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows:

1. Amendment to Section 1.2 (General Terms). Section 1.2 of the Agreement is hereby amended by (a) adding the following definitions of “Commodity Exchange Act”, “Excluded Swap Obligation”, “Second Amendment Effective Date”, and “Swap Obligation” thereto in proper alphabetical order and (b) deleting the definitions of “Borrowers”, “Material Business Agreement” and “Obligations” in their entirety and replacing them with the following:

“Borrower” and “Borrowers” shall mean, individually or collectively, as the context may require, SIFCO Industries, Inc., SIFCO Custom Machining Company, SIFCO Turbine Components Services, LLC, T & W Forge, LLC (F/K/A TWF Acquisition, LLC), Quality Aluminum Forge, LLC (F/K/A Forge Acquisition, LLC), General Aluminum Forgings, LLC, and any other Person who may hereafter become a party hereto as a Borrower.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” shall mean, with respect to any guarantor of a Swap Obligation, including the grant of a security interest to secure the guaranty of such Swap Obligation, any Swap Obligation if, and to the extent that, such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures

Trading Commission (or the application or official interpretation of any thereof) by virtue of such guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty or grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Swap Obligation or security interest is or becomes illegal.

“Material Business Agreement” shall mean any agreement that if terminated, rescinded or breached would have a Material Adverse Effect on any Loan Party.

“Obligations” shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties (absolute, contingent, matured or unmatured) owing by the Loan Parties to the Lender or the Issuer or to any other direct or indirect subsidiary or affiliate of the Issuer or the Lender of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document (including the Loan Documents), whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, or in connection with any commercial credit cards, stored value cards, procurement cards, Fifth Third Bank multi-cards, cash management or treasury administration services or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Issuer’s or the Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including any and all of any Loan Party’s Indebtedness and/or liabilities under the Loan Documents or under any other agreement between the Issuer or the Lender and any Loan Party, including all Rate Management Obligations, and any amendments, extensions, renewals or increases and all costs and expenses of the Lender and the Issuer incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses and all obligations of any Loan Party to the Lender or the Issuer to perform acts or refrain from taking any action; provided that Excluded Swap Obligations shall not at any time be included or considered to be “Obligations”.

“Second Amendment Effective Date” shall mean July 23, 2013.

“Swap Obligation” shall mean any hedging obligation or Rate Management Obligation that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, as amended from time to time.

2. Amendment to Section 2.12 (Use of Proceeds). Section 2.12 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

2.12 Use of Proceeds. The Borrowers shall apply the proceeds of Advances (a) to provide capital to fund SIFCO’s acquisition of the assets of GEL Industries, Inc. (DBA Quality Aluminum Forge), (b) to provide capital to fund General Aluminum Forgings, LLC’s acquisition of the assets of MW General, Inc. (DBA General Aluminum Forgings); (c) to pay fees and expenses relating to the transaction contemplated by this Agreement, (d) for general corporate purposes, and (e) to provide for working capital needs.

3. Amendment to Exhibits. Exhibit B and Exhibit C attached to the Agreement are hereby amended by deleting them in their entirety and replacing them with Exhibit B and Exhibit C attached hereto.

4. Consent. Borrower has advised Lender that: (a) QAF desires to form the New Borrower as a new, wholly-owned Subsidiary of QAF; (b) the New Borrower desires to acquire certain assets of MW General, Inc. (DBA General Aluminum Forgings) pursuant to the terms of the Purchase Documents (as hereinafter defined); and (c) in connection with such acquisition, SIFCO will guaranty certain lease obligations of the New Borrower (collectively, the “Transaction”). The Transaction is currently prohibited by Section 7.1 (Mergers, Consolidation, Acquisition and Sale of Assets), Section 7.3 (Guarantees), and Section 7.11 (Subsidiaries; Partnerships), in each case, of the Agreement. Borrower has requested that Lender consent to the Transaction and to waive certain restrictions contained in the Agreement in connection therewith. Subject to the terms and conditions of this Amendment, Lender hereby consents to the Transaction and waives the restrictions contained in Section 7.1, 7.3, and 7.11 of the Agreement. Borrower hereby accepts such consent and waiver subject to the terms and conditions of this Amendment. The consent and waiver contained herein is a one-time consent and waiver related specifically to the Transaction and shall not constitute a course of conduct or imply a future waiver of any provision of the Agreement or the other Loan Documents. Nothing contained in this Amendment shall in any way constitute or be construed as a waiver by Lender or the Issuer of any of the rights and remedies available under the Agreement or the other Loan Documents, or applicable law, or be deemed to constitute or create a course of dealing between Borrower, the Loan Parties, Lender or Issuer that may obligate or restrict Lender or Issuer in any manner with respect to their future and current dealings with Borrower or the Loan Parties.

5. Expenses. Borrower shall reimburse Lender for all costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.

6. Conditions to Effectiveness. This Amendment shall be effective upon completion of the following (each of such documents and/or actions to be in form and substance acceptable to Lender in its sole discretion):

(a)	Execution and delivery of this Amendment by all parties hereto;

(b)	Execution and delivery by Borrower of an Amended and Restated Revolving Note;

(c)	Execution and delivery by Borrower of an Amended and Restated Term Note;

(d)	Delivery of updated schedules to the Agreement;

(e)	Execution and delivery of a certificate by the secretary or other authorized officer of the New Borrower, and fully executed resolutions of the New Borrower upon which Lender may conclusively rely until superseded by similar certificates delivered to Lender, certifying that (1) all requisite action has been taken in connection with the transactions contemplated hereby and (2) the names, signatures, and authority of each of the New Borrower’s authorized signers executing the Loan Documents to which it is a party;

(f)	Delivery of a good standing certificate for the New Borrower dated not more than twenty (20) days prior to the Second Amendment Effective Date, issued by the Secretary of State or other appropriate official of each of the New Borrower’s jurisdiction of organization and each jurisdiction where the conduct of its business activities or the ownership of its properties necessitates qualification;

(g)	Delivery of a copy of the articles of organization, operating agreement and other such similar documents, all certified as true and correct by an authorized officer of the New Borrower;

(h)	Filing such Uniform Commercial Code Financing Statements, naming the New Borrower as debtor, as Lender may require in order to give record notice of its security interest in the items listed as Collateral;

(i)	Lender shall have reviewed and shall be satisfied with the asset purchase agreement and the other documents executed in connection with the acquisition of substantially all of the assets of MW General, Inc. (DBA General Aluminum Forgings), including, without limitation, any environmental assessments received in connection therewith and executed leases entered into in connection therewith (the “Purchase Documents”);

(j)	Lender shall have received a landlord’s waiver, in form and substance satisfactory to Lender, with respect to the premises leased by the New Borrower;

(k)	Lender shall have received accurate and complete copies of any Lien, pending suit, title and other public record searches required by Lender with respect to the assets being acquired under the Purchase Documents;

(l)	Payment by Borrower of any and all costs, fees and expenses of Lender (including attorney fees) in connection with this Amendment; and

(m)	Such other agreements and documents related hereto as Lender may require.

7. Representations and Warranties. Borrower represents and warrants to Lender:

(a)	The execution, delivery and performance by Borrower of this Amendment and the transactions contemplated herein (i) are and will be within the powers of Borrower, (ii) have been authorized by all necessary actions of Borrower, (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law to which Borrower or any property of Borrower is bound, and (iv) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under the articles of organization, operating agreement, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any property of Borrower are bound;

(b)	This Amendment and any other agreements, instruments or documents executed and/or delivered in connection herewith, shall be valid, binding and enforceable against Borrower in accordance with their respective terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally;

(c)	Each of the representations and warranties contained in, and each of the exhibits and/or schedules attached to, the Agreement, as amended hereby, and the Loan Documents are true, correct and complete in all material respects as of the date hereof;

(d)	No event or condition which has or is likely to have a Material Adverse Effect as to Borrower has occurred from the Closing Date to the date hereof;

(e)	No material threatened or pending litigation, or material contingent obligations, have occurred from the Closing Date to the date hereof; and

(e)	Upon the effectiveness of this Amendment, no Default or Event of Default is outstanding under the Agreement.

8. Purchase Documents. Borrower has delivered true, correct and complete copies of the Purchase Documents to Lender. The Purchase Documents and the transactions contemplated thereunder have been duly executed, delivered and performed by Borrower, and to Borrower’s knowledge, by the sellers thereunder, in accordance with their terms. All actions and proceedings, required by the Purchase Documents, applicable law or regulation to have been taken and the transactions required thereunder have been or will be duly and validly taken and consummated hereof by Borrower’s and to Borrower’s knowledge, by the sellers thereunder. As of the date hereof, no court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Purchase Documents and no governmental or other action or proceeding has been commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Purchase Documents. The transactions contemplated by the Purchase Documents shall have been consummated in accordance with the respective terms thereof, without any amendment, waiver, modification or termination of any material provision thereof except as disclosed to Lender and in accordance with all applicable laws.

9. Joinder.

(a)	The New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the New Borrower will be deemed to be a “Borrower” for all applicable purposes of the Agreement and shall have all of the obligations and benefits of a Borrower thereunder as if it had executed the Agreement. The New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement, including without limitation, (a) granting a security interest in the Collateral pursuant to Article 4 of the Agreement and all of the representations, warranties and covenants related thereto (as supplemented below), (b) all of the representations and warranties of the Borrower set forth in Article 5 of the Agreement (as supplemented below), and (c) all of the covenants set forth in Articles 6 and 7 of the Agreement.

(b)	The New Borrower acknowledges and confirms that it has received a copy of the Agreement and the schedules and exhibits thereto and the Loan Documents and the schedules and exhibits thereto.

(c)	The parties hereto confirm and agree that immediately upon the New Borrower becoming a Borrower, the term “Obligations” as used in the Agreement, as amended by this Amendment, shall include all obligations of the New Borrower under the Agreement and under each of the Loan Documents.

(d)	The New Borrower agrees that at any time and from time to time it will execute and deliver such further documents and do such further acts as Lender may reasonably request in writing in accordance with the terms and conditions of the Agreement in order to affect the purposes of this Amendment.

10. Confirmation of Security Interests. Borrower confirms and agrees that all prior security interests and liens granted to Lender in all existing and future assets of Borrower remain unimpaired and in full force and effect and shall continue to cover and secure all Obligations. Borrower further confirms and represents that all of the collateral of Borrower remains free and clear of all liens other than those in favor of Lender or as otherwise permitted in the Agreement. Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of Lender’s security interest in and liens upon the collateral of Borrower.

11. Release. BORROWER HEREBY RELEASES, WAIVES AND FOREVER RELINQUISHES ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES AND CAUSES OF ACTION OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, INCLUDING ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES WHICH IT HAS, MAY HAVE, OR MIGHT ASSERT NOW OR IN THE FUTURE AGAINST LENDER AND/OR ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, SUCCESSORS, AND ASSIGNS (INDIVIDUALLY, A “RELEASEE” AND COLLECTIVELY, THE “RELEASEES”), DIRECTLY OR INDIRECTLY, ARISING OUT OF, BASED UPON, OR IN ANY MANNER CONNECTED WITH (A) ANY TRANSACTION, EVENT, CIRCUMSTANCE, ACTION, FAILURE TO ACT, OR OCCURRENCE OF ANY SORT OR TYPE, WHETHER KNOWN OR UNKNOWN, WHICH OCCURRED, EXISTED, OR WAS TAKEN OR PERMITTED PRIOR TO THE EXECUTION OF THIS AMENDMENT WITH RESPECT TO THE OBLIGATIONS, THE AGREEMENT, THE LOAN DOCUMENTS, OR THE ADMINISTRATION THEREOF, (B) ANY DISCUSSIONS, COMMITMENTS, NEGOTIATIONS, CONVERSATIONS, OR COMMUNICATIONS WITH RESPECT TO THE OBLIGATIONS OR (C) ANY THING OR MATTER RELATED TO ANY OF THE FOREGOING PRIOR TO THE EXECUTION OF THIS AMENDMENT. THE INCLUSION OF THIS PARAGRAPH IN THIS AMENDMENT AND THE EXECUTION OF THIS AMENDMENT BY LENDER DOES NOT CONSTITUTE AN ACKNOWLEDGMENT OR ADMISSION BY LENDER OF LIABILITY FOR ANY MATTER, OR A PRECEDENT UPON WHICH ANY LIABILITY MAY BE ASSERTED.

12. Non-Waiver. This Amendment does not obligate Lender to agree to any other extension or modification of the Agreement nor does it constitute a course of conduct or dealing on behalf of Lender or a waiver of any other rights or remedies of Lender. No omission or delay by Lender in exercising any right or power under the Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

13. Incorporation. This Amendment is incorporated by reference into, and made part of, the Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.

14. No Modification. No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

15. Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

16. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

17. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with the laws of the State of Ohio, excluding the provisions related to conflicts of laws.

18. Severability. The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

19. Counterparts, Facsimile and .pdf. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile or .pdf shall have the same force and effect as an original signature hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment is hereby executed on the date first written above.

BORROWER:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO INDUSTRIES, INC.

By:	/s/ James P. Woidke
Name:	James P. Woidke
Title:	Executive Vice President and Chief Operating Officer

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO CUSTOM MACHINING COMPANY

By:	/s/ James P. Woidke
Name:	James P. Woidke
Title:	President

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO TURBINE COMPONENTS SERVICES LLC

By:	/s/ James P. Woidke
Name:	James P. Woidke
Title:	President

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

T & W FORGE, LLC
(F/K/A TWF ACQUISITION LLC)

By:	/s/ James P. Woidke
Name:	James P. Woidke
Title:	President

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC)

By:	/s/ James P. Woidke
Name:	James P. Woidke
Title:	President

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

GENERAL ALUMINUM FORGINGS, LLC

By:	/s/ James P. Woidke
Name:	James P. Woidke
Title:	President

LENDER:

FIFTH THIRD BANK

By:	/s/ Jonathan Roe
Name:	Jonathan Roe
Title:	Vice President

ISSUER:

FIFTH THIRD BANK

By:	/s/ Jonathan Roe
Name:	Jonathan Roe
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT AND JOINDER TO CREDIT AND SECURITY AGREEMENT]

EXHIBIT B

Form of Amended and Restated Revolving Note

(see attached)

AMENDED AND RESTATED REVOLVING NOTE

July     , 2013

SIFCO INDUSTRIES, INC., an Ohio corporation, SIFCO CUSTOM MACHINING COMPANY, a Minnesota corporation, SIFCO TURBINE COMPONENTS SERVICES, LLC, an Ohio limited liability company, T & W FORGE, LLC (F/K/A TWF ACQUISITION LLC), an Ohio limited liability company, QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC), an Ohio limited liability company, and GENERAL ALUMINUM FORGINGS, LLC, an Ohio limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”), jointly and severally, promise to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (the “Lender”), the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of the Lender, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Facility Termination Date and shall make such mandatory repayments as are required to be made under the terms of Article 2 of the Agreement.

The Lender shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit and Security Agreement dated as of December 10, 2010, as amended by that certain First Amendment and Joinder to Credit and Security Agreement dated as of October 28, 2011, and as amended by that certain Second Amendment and Joinder to Credit and Security Agreement dated as of the date hereof (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrowers, the Lender and Fifth Third Bank, as the Issuer, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Loan Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note is being executed and delivered as an amendment to and a restatement of that certain Amended and Restated Revolving Note dated October 28, 2011, the execution and delivery of this Note shall not constitute a novation and shall not terminate or otherwise affect the first lien and security interest of the Lender in the Collateral.

Except as expressly provided in the Agreement, the Borrowers expressly waive presentment, demand, protest and notice of any kind.

EACH BORROWER HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD IN ANY COUNTY IN THE STATE OF OHIO OR ELSEWHERE WHERE ANY BORROWER HAS A PLACE OF BUSINESS, SIGNED THIS NOTE OR CAN BE FOUND, AFTER THE LENDER DECLARES A DEFAULT AND ACCELERATE THE BALANCES DUE UNDER THE AGREEMENT, TO WAIVE THE ISSUANCE OF SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST ANY BORROWER IN FAVOR OF THE LENDER FOR THE AMOUNTS THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT, AND THEREUPON TO RELEASE ALL ERRORS AND WAIVES ALL

RIGHT OF APPEAL AND STAYS OF EXECUTION. EACH BORROWER AGREES AND CONSENTS THAT THE ATTORNEY CONFESSING JUDGMENT ON BEHALF OF ANY BORROWER HEREUNDER MAY ALSO BE COUNSEL TO THE LENDER OR ANY OF ITS AFFILIATES, WAIVES ANY CONFLICT OF INTEREST WHICH MIGHT OTHERWISE ARISE, AND CONSENTS TO THE LENDER PAYING SUCH CONFESSING ATTORNEY A LEGAL FEE OR ALLOWING SUCH ATTORNEY’S FEES TO BE PAID FROM ANY PROCEEDS OF COLLECTION OF AGREEMENT OR COLLATERAL SECURITY THEREFOR.

[SIGNATURE PAGES FOLLOW]

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO INDUSTRIES, INC.

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO CUSTOM MACHINING COMPANY

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO TURBINE COMPONENTS SERVICES, LLC

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

T & W FORGE, LLC (F/K/A TWF ACQUISITION LLC)

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC)

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

GENERAL ALUMINUM FORGINGS, LLC

By:
Name:
Title:

EXHIBIT C

Form of Amended and Restated Term Note

(see attached)

AMENDED AND RESTATED TERM NOTE

July     , 2013

SIFCO INDUSTRIES, INC., an Ohio corporation, SIFCO CUSTOM MACHINING COMPANY, a Minnesota corporation, SIFCO TURBINE COMPONENTS SERVICES, LLC, an Ohio limited liability company, T & W FORGE, LLC (F/K/A TWF ACQUISITION LLC), an Ohio limited liability company, QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC), an Ohio limited liability company, and GENERAL ALUMINUM FORGINGS, LLC, an Ohio limited liability company (collectively, the “Borrowers,” and each individually, a “Borrower”), promise to pay, jointly and severally, to the order of Fifth Third Bank, an Ohio banking corporation (the “Lender”), the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of the Lender, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Term Loan in full on the Facility Termination Date and shall make such mandatory repayments as are required to be made under the terms of Article 2 of the Agreement.

The Lender shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of the Term Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit and Security Agreement dated as of December 10, 2010, as amended by that certain First Amendment and Joinder to Credit and Security Agreement dated as of the date hereof (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrowers, the Lender and Fifth Third Bank, as Issuer, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Loan Documents, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note is being executed and delivered as an amendment to and a restatement of that certain Term Note dated October 28, 2011, the execution and delivery of this Note shall not constitute a novation and shall not terminate or otherwise affect the first lien and security interest of the Lender in the Collateral.

Except as expressly provided in the Agreement, the Borrowers expressly waive presentment, demand, protest and notice of any kind.

EACH BORROWER HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD IN ANY COUNTY IN THE STATE OF OHIO OR ELSEWHERE WHERE A BORROWER HAS A PLACE OF BUSINESS, SIGNED THIS NOTE OR CAN BE FOUND, AFTER THE LENDER DECLARES A DEFAULT AND

ACCELERATES THE BALANCES DUE UNDER THE AGREEMENT, TO WAIVE THE ISSUANCE OF SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST ANY BORROWER IN FAVOR OF THE LENDER FOR THE AMOUNTS THEN APPEARING DUE, TOGETHER WITH THE COSTS OF SUIT, AND THEREUPON TO RELEASE ALL ERRORS AND WAIVES ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION. EACH BORROWER AGREES AND CONSENTS THAT THE ATTORNEY CONFESSING JUDGMENT ON BEHALF OF ANY BORROWER HEREUNDER MAY ALSO BE COUNSEL TO THE LENDER OR ANY OF ITS AFFILIATES, WAIVES ANY CONFLICT OF INTEREST WHICH MIGHT OTHERWISE ARISE, AND CONSENTS TO THE LENDER PAYING SUCH CONFESSING ATTORNEY A LEGAL FEE OR ALLOWING SUCH ATTORNEY’S FEES TO BE PAID FROM ANY PROCEEDS OF COLLECTION OF AGREEMENT OR COLLATERAL SECURITY THEREFOR.

[SIGNATURE PAGES FOLLOW]

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO INDUSTRIES, INC.

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO CUSTOM MACHINING COMPANY

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

SIFCO TURBINE COMPONENTS SERVICES, LLC

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

T & W FORGE, LLC (F/K/A TWF ACQUISITION LLC)

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC)

By:
Name:
Title:

WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

GENERAL ALUMINUM FORGINGS, LLC

By:
Name:
Title: